Filed Pursuant to Rule 497(k)

Registration No. 033-66262

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Mini Mites™ Fund

Supplement dated March 31, 2026

to

Summary Prospectus dated April 30, 2025 and supplemented from time to time

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”) dated April 30, 2025 and supplemented from time to time of The Gabelli Global Mini MitesTM Fund (the “Global Mini Mites Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

The following paragraph replaces the disclosure in the Global Mini Mites Fund Summary Prospectus sub-section entitled “Management—The Portfolio Managers” beginning on page 7:

The Portfolio Managers. Mario J. Gabelli, CFA, Sarah Donnelly, Ashish Sinha, and Hendi Susanto are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since 1994, and Ms. Donnelly and Messrs. Sinha and Susanto have served as portfolio managers of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy and includes Justing Bergner and Joseph Gabelli.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE